                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      22
             NOTES TO FINANCIAL STATEMENTS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      37

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80%
Dec 98                                                                           5.90%
Mar 99                                                                           3.50%
Jun 99                                                                           2.50%
Sep 99                                                                           5.70%
Dec 99                                                                           8.30%
Mar 00                                                                           4.80%
Jun 00                                                                           5.60%
Sep 00                                                                           2.70%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -1.20%     -1.51%     -1.51%
-------------------------------------------------------------------------
Six-month total return(2)                -5.85%     -5.27%     -2.45%
-------------------------------------------------------------------------
One-year total return(2)                 -2.47%     -2.06%      0.73%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.99%      4.99%      5.20%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.52%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                           7.15%      5.91%(3)   5.34%
-------------------------------------------------------------------------
Commencement date                      06/27/86   05/17/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                     10.04%      9.62%      9.64%
-------------------------------------------------------------------------
SEC Yield(5)                             11.60%     11.39%     11.39%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six year after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 11.50%, 11.29%, and 11.29% for Classes A, B and C, respectively, and the total returns would have been lower.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)

As of September 30, 2000
- A/A................   0.2%   [PIE CHART]
- BBB/Baa............   0.7%
- BB/Ba..............  13.5%
- B/B................  73.7%
- CCC/Caa............   7.7%
- CC/Ca..............   0.3%
- C/C................   0.1%
- Non-Rated..........   3.8%
As of March 31, 2000
- A/A................   0.2%   [PIE CHART]
- BBB/Baa............   0.3%
- BB/Ba..............  13.2%
- B/B................  74.0%
- CCC/Caa............   4.6%
- CC/Ca..............   0.7%
- C/C................   0.3%
- Non-Rated..........   6.7%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
4/00                                                                           $ 0.0700
5/00                                                                           $ 0.0700
6/00                                                                           $ 0.0700
7/00                                                                           $ 0.0700
8/00                                                                           $ 0.0700
9/00                                                                           $ 0.0700

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
Telecommunications                                                         27.10%                              26.80%
Foreign Bonds                                                              20.30%                              22.10%
Printing, Publishing, & Broadcasting                                        9.60%                              10.20%
Energy                                                                      4.10%                               1.90%
Beverage, Food, & Tobacco                                                   4.00%                               4.60%

                                                                         [PHOTO]

                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S
RETURN DURING THE PAST SIX MONTHS. THE TEAM IS LED BY
ROBERT J. HICKEY, SENIOR PORTFOLIO MANAGER, WHO HAS
MANAGED THE FUND SINCE FEBRUARY 1998 AND WORKED IN THE
INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PORTFOLIO
MANAGER PETER E. EHRET. THE FOLLOWING DISCUSSION REFLECTS
THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE LAST SIX MONTHS AND HOW DID IT AFFECT THE HIGH-YIELD MARKET AND FUND PERFORMANCE?

A   As the economy picked up
momentum, the Federal Reserve Board continued its policy of raising interest rates to fight inflationary risks. As interest rates rose, yield spreads between Treasuries and other types of bonds, including high-yield/high-risk bonds, widened dramatically, putting downward pressure on high-yield bond prices.

    Throughout the past six months, we've seen steady consumer activity, a strong U.S. dollar, and inflation hovering around 2 to 3 percent. Given the current low-inflation environment, many companies have been unable to raise the prices of their outputs. At the same time, labor and borrowing costs have crept up with rising interest rates. The result has been reduced earnings for some companies--especially those carrying a higher debt load--and an increase in defaults.

    In addition, fixed-income funds as a whole experienced outflows throughout much of the reporting period. These redemptions were fueled in part by concerns about defaults and rising interest rates. And despite the deceleration of the stock market in recent months, we continued to see a general investor preference for equities. These factors all contributed to reduced overall demand for high-yield securities. This reduced demand, coupled with the higher cost of capital for high-yield debt issuers, led to an extremely low supply of high-yield bonds--creating more demand/supply equilibrium in the market than we have seen in many months.

    The fund did experience some outflows in April and early May. However, this trend reversed in June and July as consumer confidence in the market returned, money flowed back into the high-yield market, and prices rebounded. The momentum of the high-yield market reversed again in August as a rash of negative earnings announcements in the telecommunications sector hit the market, negatively impacting the fund's performance at the end of the reporting period.

    For the six-months ended September 30, 2000, the fund posted a total return of -1.20% percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would be lower). By comparison, the Credit Suisse First Boston High Yield Index returned 1.52 percent for the same period. This broad-based, unmanaged index reflects the general performance of a wide range of selected bonds within the public high-yield debt market, but it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower its performance. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   CAN YOU ELABORATE ON THE FUND'S
    SECTOR ALLOCATIONS AND HOW THESE WERE AFFECTED BY THE HIGH-YIELD MARKET ENVIRONMENT?

A   As mentioned earlier, the end of
the reporting period was especially turbulent for the telecommunications industry. Negative earnings announcements within this sector, predominantly by wired-line phone companies, led to repeated earnings adjustments and reduced market interest. ICG Holdings bonds, in particular, were battered after the company endured three consecutive earnings adjustments and announced financial and operating problems. As a result, the fund's performance was hampered by its higher weighting in telecommunications.

    The U.S. dollar value has been very strong versus other currencies throughout the reporting period. For companies with operations abroad, however, a strong U.S. dollar had a depreciating effect upon their earnings streams as this money was converted from its foreign-currency denomination back into U.S. dollars. For this reason, the fund's holdings in companies with European operations experienced weaker performance due to the euro's relatively lower value versus the U.S. dollar. It should be noted, however, that these companies represent a relatively small portion of the portfolio and therefore did not greatly influence fund performance.

    On a better note, a rally in energy companies--particularly refiners--and the auto sector helped to bolster fund performance. And while the emerging markets environment was weak early in the reporting period, the sector rebounded in July and August as the Russian Republic bankruptcy was completed and recovery efforts got underway. An improved political environment in Russia and a positive shift in the psychology of the marketplace were the main contributors to this sector's strong performance. The fund itself had moderate exposure to emerging markets, but this sector clearly added value to the portfolio. Keep in mind that there is no guarantee that these sectors will continue to perform well or continue to be held by the fund in the future.

Q   GIVEN THE CHALLENGING
    CONDITIONS OF THE HIGH-YIELD MARKET, WHAT WAS THE FUND'S INVESTMENT
    STRATEGY?

A   We maintained the fund's
exposure to the emerging markets sector through August. In doing so, we were able to ride the upswing of the Russian debt market and capture strong returns. As performance peaked in late August, we began reducing our exposure to this sector.

    We sustained the fund's above-average weightings in casinos, commodities (energy in particular), and telecommunications as we continued to see growth and opportunities in these arenas.

    Our weightings in the industrial, financial, and retail sectors remained modest, and the cash and cash equivalents portion of the portfolio was held within its normal range of 2 to 6 percent.

    Finally, we continued to implement an investment strategy focused on fundamental credit analysis, maintaining the fund's credit quality profile of primarily B rated bonds. It is our belief that this segment of the high-yield market still offers the best risk-return profile and has proved to serve the fund well.

Q   HOW DO YOU ANTICIPATE THE HIGH-
    YIELD MARKET WILL PERFORM IN THE MONTHS AHEAD, AND HOW DO YOU EXPECT TO MANAGE THE FUND IN LIGHT OF THIS OUTLOOK?

A   Market indicators point to slowing
economic growth in the near term. Consumer spending has leveled off from its pace of a year ago, and inflation is still modest. Oil prices have increased significantly, which typically has been associated with a slowing economy. If this proves to be the case and interest rates stabilize, we could see upward momentum in the fixed-income marketplace and potentially stronger fund performance.

    It is difficult to predict whether we will see additional assets flowing into the high-yield sector in the coming months. We don't anticipate seeing any additional large outflows or higher default-levels in the coming months. It's important to note that, historically, Van Kampen high-yield funds have experienced lower default rates than the market as a whole.

    We continue to find attractive opportunities in the high-yield market and anticipate that it may continue to be a strong performer versus other fixed-income investments. Our fundamental strategy will focus on identifying those issuers that we believe will remain financially sound, perform well in a range of market conditions, and add the most value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          DOMESTIC CORPORATE BONDS  74.5%
          AEROSPACE & DEFENSE  1.2%
$1,720    Compass Aerospace Corp., Ser B (c)........   10.125%  04/15/05   $    258,000
 4,500    Dyncorp...................................    9.500   03/01/07      3,555,000
                                                                           ------------
                                                                              3,813,000
                                                                           ------------
          AUTOMOBILE  3.8%
 5,360    Aetna Industries, Inc. ...................   11.875   10/01/06      4,716,800
 1,125    Cambridge Industries, Inc., Ser B (c) ....   10.250   07/15/07        337,500
 2,000    Eagle-Picher Industries, Inc. ............    9.375   03/01/08      1,690,000
 2,700    Oxford Automotive, Inc., Ser D............   10.125   06/15/07      2,416,500
 4,430    Talon Automotive Group, Inc., Ser B.......    9.625   05/01/08      1,550,500
 2,825    Venture Holdings, Inc. ...................   12.000   06/01/09      1,638,500
                                                                           ------------
                                                                             12,349,800
                                                                           ------------
          BEVERAGE, FOOD & TOBACCO  3.5%
 1,550    Agrilink Foods, Inc. (g)..................   11.875   11/01/08      1,154,750
 2,500    Chiquita Brands International, Inc. ......   10.000   06/15/09      1,525,000
 3,900    Fleming Cos., Inc., Ser B.................   10.500   12/01/04      3,412,500
   500    Jitney Jungle Stores America,
          Inc. (c) (e) (h)..........................   12.000   03/01/06         10,000
 2,000    Luiginos, Inc. ...........................   10.000   02/01/06      1,590,000
   500    National Wine & Spirits, Inc. ............   10.125   01/15/09        480,000
 3,500    Pantry, Inc. .............................   10.250   10/15/07      3,377,500
                                                                           ------------
                                                                             11,549,750
                                                                           ------------
          BUILDINGS & REAL ESTATE  2.4%
   900    American Plumbing & Mechanical............   11.625   10/15/08        900,000
   900    Building One Services Corp. ..............   10.500   05/01/09        792,000
   750    Cemex International Capital, Inc. ........    9.660   11/29/49        750,000
 2,750    Schuler Homes, Inc. ......................    9.000   04/15/08      2,488,750
 3,075    Webb (Del E.) Corp. ......................   10.250   02/15/10      2,998,125
                                                                           ------------
                                                                              7,928,875
                                                                           ------------
          CHEMICALS, PLASTICS & RUBBER  1.3%
   600    Georgia Gulf Corp.........................   10.375   11/01/07        606,000
 1,748    ISP Holdings, Inc., Ser B.................    9.750   02/15/02      1,660,600
 2,200    ISP Holdings, Inc., Ser B  ...............    9.000   10/15/03      1,991,000
                                                                           ------------
                                                                              4,257,600
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CONSUMER DURABLES  0.8%
$1,000    American Tissue, Inc., Ser B...............   12.500%  07/15/06   $  1,005,000
 1,800    Sleepmaster LLC............................   11.000   05/15/09      1,620,000
                                                                            ------------
                                                                               2,625,000
                                                                            ------------
          CONSUMER SERVICES  0.5%
 1,800    Muzak, Inc. ...............................    9.875   03/15/09      1,602,000
                                                                            ------------

          CONTAINERS, PACKAGING & GLASS  0.4%
   500    Fonda Group, Inc., Ser B...................    9.500   03/01/07        417,500
 1,000    Sweetheart Cup, Inc. ......................   10.500   09/01/03        945,000
                                                                            ------------
                                                                               1,362,500
                                                                            ------------
          DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.2%
 4,600    Communications & Power Industries, Inc.,
          Ser B......................................   12.000   08/01/05      3,151,000
   780    Intersil Corp. ............................   13.250   08/15/09        908,700
                                                                            ------------
                                                                               4,059,700
                                                                            ------------
          ENERGY  4.0%
 1,215    DI Industries, Inc. .......................    8.875   07/01/07      1,190,700
 1,915    Frontier Oil Corp. ........................   11.750   11/15/09      1,943,725
 2,835    Giant Industries, Inc. ....................    9.750   11/15/03      2,820,825
 1,050    Giant Industries, Inc......................    9.000   09/01/07        981,750
 1,500    Hydrochem Industrial Services, Inc., Ser
          B..........................................   10.375   08/01/07      1,147,500
 2,425    Port Arthur Finance Corp...................   12.500   01/15/09      2,467,438
 1,000    Pride Petroleum Services, Inc. ............    9.375   05/01/07      1,025,000
 1,700    Universal Compression Holdings, Inc. (b)...  0/9.875   02/15/08      1,317,500
                                                                            ------------
                                                                              12,894,438
                                                                            ------------
          FINANCE  0.9%
 3,175    Americo Life, Inc. (g).....................    9.250   06/01/05      3,000,375
                                                                            ------------

          HEALTHCARE  3.9%
   480    HCA Healthcare Co. ........................    8.750   09/01/10        489,600
 3,000    Hudson Respiratory Care, Inc. .............    9.125   04/15/08      1,740,000
 1,600    Iasis Healthcare Corp. ....................   13.000   10/15/09      1,576,000
 2,500    King Pharmaceuticals, Inc. ................   10.750   02/15/09      2,662,500
 2,000    Mediq, Inc. (c) (e)........................   11.000   06/01/08        160,000
 4,000    Oxford Health Plans, Inc. .................   11.000   05/15/05      4,260,000
 1,785    Tenet Healthcare Corp. ....................    8.000   01/15/05      1,771,613
                                                                            ------------
                                                                              12,659,713
                                                                            ------------

                       See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          HOTEL, MOTEL, INNS & GAMING  3.7%
$1,110    Argosy Gaming Co. ........................   10.750%  06/01/09   $  1,165,500
1,320     Autotote Corp., 144A Private Placement
          (a).......................................   12.500   08/15/10      1,346,400
2,900     Hollywood Casino Corp. ...................   11.250   05/01/07      3,045,000
2,880     Horseshoe Gaming LLC, Ser B...............    8.625   05/15/09      2,829,600
2,225     Isle of Capri Casinos, Inc. ..............    8.750   04/15/09      2,085,938
1,085     Majestic Star Casino LLC..................   10.875   07/01/06        981,925
500       Park Place Entertainment Corp.............    7.875   12/15/05        481,250
300       Park Place Entertainment Corp.............    8.875   09/15/08        297,000
                                                                           ------------
                                                                             12,232,613
                                                                           ------------
          LEISURE  1.4%
3,000     Booth Creek Ski Holdings, Inc., Ser B.....   12.500   03/15/07      2,310,000
450       Intrawest Corp. ..........................   10.500   02/01/10        470,250
2,000     Premier Parks, Inc. ......................    9.250   04/01/06      1,870,000
                                                                           ------------
                                                                              4,650,250
                                                                           ------------
          MACHINERY  0.7%
1,000     Flowserve Corp., 144A Private Placement
          (a).......................................   12.250   08/15/10      1,035,000
1,300     Terex Corp., Ser D........................    8.875   04/01/08      1,157,000
                                                                           ------------
                                                                              2,192,000
                                                                           ------------
          MINING, STEEL, IRON & NON-PRECIOUS
          METAL  1.6%
2,670     Doe Run Resources Corp., Ser B............   11.250   03/15/05      1,388,400
1,000     GS Technologies Operating, Inc. ..........   12.000   09/01/04         90,000
2,000     Pen Holdings, Inc., Ser B.................    9.875   06/15/08      1,520,000
1,950     Renco Steel Holdings, Inc., Ser B.........   10.875   02/01/05      1,267,500
4,275     Republic Technologies International,
          Inc.......................................   13.750   07/15/09      1,026,000
                                                                           ------------
                                                                              5,291,900
                                                                           ------------
          OIL & GAS  3.2%
3,360     Chesapeake Energy Corp., Ser B............    9.625   05/01/05      3,360,000
3,205     Houston Exploration Co., Ser B............    8.625   01/01/08      3,188,975
1,885     KCS Energy, Inc., Ser B (c) (e)...........   11.000   01/15/03      1,828,450
2,000     Triton Energy Ltd. .......................    8.750   04/15/02      2,040,000
                                                                           ------------
                                                                             10,417,425
                                                                           ------------
          PRINTING, PUBLISHING & BROADCASTING  9.3%
3,000     @Entertainment, Inc., Ser B (b)........... 0/14.500   02/01/09      1,770,000
1,500     Cadmus Communications Corp. ..............    9.750   06/01/09      1,481,250
3,750     Capstar Broadcasting Partners.............   12.750   02/01/09      3,604,687
3,350     Century Communications Corp. .............    8.875   01/15/07      3,040,125
600       Classic Cable, Inc., Ser B................    9.375   08/01/09        480,000
2,100     Coaxial Commerce Central Ohio, Inc. ......   10.000   08/15/06      2,058,000
2,600     CSC Holdings, Inc. .......................   10.500   05/15/16      2,782,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          PRINTING, PUBLISHING & BROADCASTING (CONTINUED)
$1,705    Gray Communications Systems, Inc. ........   10.625%  10/01/06   $  1,705,000
2,450     International Cabletel, Inc. .............   12.750   04/15/05      2,474,500
1,970     James Cable Partners LP, Ser B............   10.750   08/15/04      1,684,350
1,850     Northland Cable Television, Inc. .........   10.250   11/15/07      1,461,500
2,550     Pegasus Communications Corp., Ser B.......    9.625   10/15/05      2,499,000
2,035     Radio Unica Corp. (b)..................... 0/11.750   08/01/06      1,475,375
2,000     Telewest Communications PLC (b)........... 0/11.000   10/01/07      1,880,000
2,000     Young Broadcasting, Inc. .................   11.750   11/15/04      2,060,000
                                                                           ------------
                                                                             30,455,787
                                                                           ------------
          PRODUCER MANUFACTURING  0.3%
150       Anvil Knitwear, Inc., Ser B...............   10.875   03/15/07        135,000
1,060     Numatics, Inc., Ser B.....................    9.625   04/01/08        837,400
                                                                           ------------
                                                                                972,400
                                                                           ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  0.3%
1,125     Tekni Plex, Inc., 144A Private Placement
          (a).......................................   12.750   06/15/10      1,113,750
                                                                           ------------
          RETAIL  2.0%
1,250     Big 5 Corp., Ser B........................   10.875   11/15/07      1,143,750
1,800     Community Distributors, Inc. Ser B........   10.250   10/15/04      1,413,000
1,750     Home Interiors Gifts, Inc. ...............   10.125   06/01/08        533,750
1,750     Hosiery Corp. of America, Inc. (e) .......   13.750   08/01/02      1,513,750
480       Musicland Group, Inc......................    9.000   06/15/03        446,400
1,650     Supreme International, Inc., Ser B........   12.250   04/01/06      1,546,875
                                                                           ------------
                                                                              6,597,525
                                                                           ------------
          TELECOMMUNICATIONS  24.6%
1,200     360 Network, Inc. (EUR) (i)...............   13.000   05/01/08      1,002,172
1,140     360 Network, Inc. ........................   13.000   05/01/08      1,054,500
3,800     Airgate PCS, Inc. (b)..................... 0/13.500   10/01/09      2,337,000
1,565     Alamosa Holdings, Inc. (b) ............... 0/12.875   02/15/10        860,750
1,000     AMSC Acquisition, Inc. ...................   12.250   04/01/08        725,000
3,800     Centennial Cellular Operating Co..........   10.750   12/15/08      3,705,000
1,515     Charter Communication Holdings............    8.250   04/01/07      1,386,225
4,000     Charter Communications Holdings (b)....... 0/11.750   01/15/10      2,340,000
850       Crown Castle International Corp. (b)...... 0/10.625   11/15/07        671,500
1,200     Crown Castle International Corp. .........   10.750   08/01/11      1,227,000
2,000     DLJ Secured Loan Trust, 144A Private
          Placement (a).............................   10.125   07/07/07      2,100,000
2,150     E Spire Communications, Inc. (b).......... 0/13.000   11/01/05      1,139,500
2,000     Fairchild Semiconductor Corp. ............   10.375   10/01/07      2,030,000
1,050     Global Telesystems Europe (EUR) (i).......   11.000   12/01/09        417,572

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$2,945    GST Network Funding, Inc. (b) (c)......... 0/10.500%  05/01/08   $  1,413,600
1,500     Horizon PCS, Inc., 144A Private Placement
          (a) (b)................................... 0/14.000   10/01/10        757,500
5,050     ICG Holdings, Inc. (b) (f) ............... 0/13.500   09/15/05      1,161,500
600       ICG Holdings, Inc. (b) ................... 0/12.500   05/01/06        126,000
400       Intermedia Communications of Florida, Inc.
          (b) ...................................... 0/12.500   05/15/06        380,000
4,350     Intermedia Communications, Inc. (b) ...... 0/12.250   03/01/09      3,045,000
2,250     Intermedia Communications, Inc. (b) ...... 0/11.250   07/15/07      1,856,250
1,425     IPCS, Inc., 144A Private Placement (a)
          (b)....................................... 0/14.000   07/15/10        812,250
3,700     KMC Telecommunications Holdings, Inc.
          (b) ...................................... 0/12.500   02/15/08      1,665,000
900       Level 3 Communications, Inc. (EUR) (i) ...   10.750   03/15/08        741,687
900       Level 3 Communications, Inc. (b) ......... 0/12.875   03/15/10        477,000
2,030     Madison River Capital LLC.................   13.250   03/01/10      1,634,150
1,000     Metromedia Fiber Network, Inc. (EUR)
          (i) ......................................   10.000   12/15/09        835,144
1,000     Metromedia Fiber Network, Inc. ...........   10.000   12/15/09        925,000
825       MGC Communications, Inc., Ser B...........   13.000   10/01/04        742,500
2,000     MJD Communications, Inc. .................    9.500   05/01/08      1,750,000
1,450     Nextel Communications, Inc. ..............    9.375   11/15/09      1,428,250
1,385     Nextlink Communications, Inc. (b)......... 0/12.125   12/01/09        727,125
2,080     Nextlink Communications, Inc. ............   10.500   12/01/09      1,913,600
3,750     NTL Communications Corp. (EUR) (i)........    9.250   11/15/06      2,982,656
2,750     NTL Inc., Ser B (b)....................... 0/11.500   02/01/06      2,571,250
1,000     NTL, Inc., Ser B (b)......................  0/9.750   04/01/08        600,000
1,000     Park N View, Inc., Ser B..................   13.000   05/15/08        100,000
1,800     PF Net Communications Inc.................   13.750   05/15/10      1,773,000
3,030     Pinnacle Holdings, Inc. (b) .............. 0/10.000   03/15/08      2,196,750
2,000     Price Communications Wireless, Inc. ......   11.750   07/15/07      2,140,000
570       Primus Telecommunications Group...........   11.250   01/15/09        290,700
4,620     PSINet, Inc...............................   10.500   12/01/06      2,979,900
750       PSINet, Inc., 144A Private Placement (EUR)
          (a) (i)...................................   10.500   12/01/06        457,341
350       Rural Cellular Corp.......................    9.625   05/15/08        334,250
3,750     SBA Communications Corp. (b).............. 0/12.000   03/01/08      2,850,000
3,000     Startec Global Communications.............   12.000   05/15/08      2,415,000
2,000     Telecommunications Techniques.............    9.750   05/15/08      1,880,000
1,000     Telecorp PCS, Inc., 144A Private Placement
          (a).......................................   10.625   07/15/10      1,015,000
4,015     Telecorp PCS, Inc. (b) ................... 0/11.625   04/15/09      2,740,237
2,735     Triton Communications, Inc. (b) .......... 0/11.000   05/01/08      2,071,762

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$3,520    United International Holdings, Inc.,
          Ser B (b) ................................ 0/10.750%  02/15/08   $  2,411,200
1,835     US Unwired Inc., Ser B (b)................ 0/13.375   11/01/09        986,313
3,460     Viatel, Inc...............................   11.500   03/15/09      1,747,300
2,160     Viatel, Inc. (b) ......................... 0/12.500   04/15/08        626,400
1,300     Williams Communications Corp., 144A
          Private Placement (a).....................   11.700   08/01/08      1,246,375
1,500     Winstar Communications, Inc., 144A Private
          Placement (a) (b)......................... 0/14.750   04/15/10        480,000
                                                                           ------------
                                                                             80,283,209
                                                                           ------------
          TECHNOLOGY  1.1%
1,250     Exodus Communications, Inc. (EUR) (i) ....   11.375   07/15/08      1,082,593
1,820     Exodus Communications, Inc., 144A Private
          Placement (a).............................   11.625   07/15/10      1,829,100
1,025     Globix Corp...............................   12.500   02/01/10        753,375
                                                                           ------------
                                                                              3,665,068
                                                                           ------------
          TEXTILES  0.4%
750       Galey & Lord, Inc. .......................    9.125   03/01/08        481,875
3,000     Globe Manufacturing Corp. (c) ............   10.000   08/01/08        315,000
1,650     Pillowtex Corp., Ser B ...................    9.000   12/15/07        297,000
640       Scovill Fasteners, Inc., Ser B............   11.250   11/30/07        300,800
                                                                           ------------
                                                                              1,394,675
                                                                           ------------
          TRANSPORTATION  2.0%
1,750     Atlas Air, Inc. ..........................    9.375   11/15/06      1,758,750
1,125     Atlas Air, Inc. ..........................    9.250   04/15/08      1,126,406
1,100     Avis Rent A Car, Inc. ....................   11.000   05/01/09      1,201,750
3,000     Greyhound Lines, Inc., Ser B..............   11.500   04/15/07      2,370,000
                                                                           ------------
                                                                              6,456,906
                                                                           ------------

TOTAL DOMESTIC CORPORATE BONDS  74.5%...................................   $243,826,259
                                                                           ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT
IN LOCAL
CURRENCY                                                                        MARKET
(000)      DESCRIPTION                                COUPON      MATURITY      VALUE
           FOREIGN BONDS AND DEBT SECURITIES  19.7%

           ARGENTINA  0.3%
  2,000    CTI Holdings SA (US$) (b)...............    0/11.500%  04/15/08   $  1,040,000
                                                                             ------------

           BERMUDA  1.2%
  4,000    Global Crossing Holdings Ltd. (US$).....       9.125   11/15/06      3,975,000
                                                                             ------------
           BRAZIL  1.2%
  2,463    Federal Republic of Brazil (US$)........       8.000   04/15/14      1,884,057
    860    Federal Republic of Brazil (US$)........      10.125   05/15/27        670,585
    540    Globo Communicacoes Participacoe (US$)..      10.625   12/05/08        471,150
    500    Multicanal Participacoes (US$)..........      12.625   06/18/04        517,500
    275    Multicanal Participacoes, Ser B (US$)...      12.625   06/18/04        284,625
                                                                             ------------
                                                                                3,827,917
                                                                             ------------
           CANADA  4.8%
  2,000    Clearnet Communications, Inc. (US$)
           (b).....................................    0/14.750   12/15/05      2,110,000
  2,065    Doman Industries Ltd. (US$) (f).........      12.000   07/01/04      2,065,000
  5,270    GT Group Telecom, Inc. (US$) (b)........    0/13.250   02/01/10      2,266,100
    239    Hurricane Hydrocarbons Ltd. (US$), 144A
           Private Placement (a)...................      16.000   12/31/01        236,929
  4,300    Microcell Telecommunications, Ser B
           (US$) (b)...............................    0/14.000   06/01/06      4,138,750
  1,425    Pacifica Papers, Inc. (US$).............      10.000   03/15/09      1,432,125
    825    Repap New Brunswick, Inc. (US$).........       9.000   06/01/04        861,094
  2,750    Worldwide Fiber, Inc. (US$).............      12.000   08/01/09      2,406,250
                                                                             ------------
                                                                               15,516,248
                                                                             ------------
           CHILE  0.1%
  1,185    Empresa Electrica Del Norte SA (US$),
           144A Private Placement (a)..............       7.750   03/15/06        308,100
                                                                             ------------

           COLUMBIA  0.9%
    750    Republic of Colombia (Var. Rate Coupon)
           (DEM)...................................       6.233   11/21/01        331,266
  2,500    Republic of Columbia (US$)..............       9.750   04/23/09      2,231,250
    500    Republic of Columbia (US$)..............       9.750   04/23/09        446,250
                                                                             ------------
                                                                                3,008,766
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT
IN LOCAL
CURRENCY                                                                        MARKET
(000)      DESCRIPTION                                COUPON      MATURITY      VALUE
           FRANCE  0.4%
  1,200    Go Outdoor Systems Holdings SA (EUR)....      10.500%  07/15/09   $  1,227,528
                                                                             ------------

           HUNGARY  0.2%
216,650    Hungary Government (HUF)................      16.000   11/24/00        730,562
                                                                             ------------

           KOREA  0.3%
  1,000    Korea Electric Power Corp. (US$)........       7.000   02/01/27        929,700
                                                                             ------------

           LUXEMBOURG  1.1%
  4,000    Millicom International Cellular SA (US$)
           (b).....................................    0/13.500   06/01/06      3,500,000
                                                                             ------------

           MEXICO  1.2%
  1,000    Gruma SA (US$)..........................       7.625   10/15/07        805,000
  4,850    Satelites Mexicanos SA, Ser B (US$).....      10.125   11/01/04      3,055,500
    125    United Mexican States (US$).............       9.875   02/01/10        132,875
                                                                             ------------
                                                                                3,993,375
                                                                             ------------
           MOROCCO  0.5%
  1,923    Morocco Trust A Loan (US$)..............       7.750   01/01/09      1,739,970
                                                                             ------------

           NETHERLANDS  2.0%
  2,000    Global Telesystems Europe (EUR).........      10.500   12/01/06        795,375
    355    Kappa Beheer BV (EUR)...................      10.625   07/15/09        325,496
  4,030    United Pan-Europe Communication NV, Ser
           B (US$) (b).............................    0/12.500   08/01/09      1,914,250
    650    United Pan-Europe Commerce NV, Ser B
           (US$) (b)...............................    0/13.750   02/01/10        295,750
  1,665    United Pan-Europe Communication NV, Ser
           B (US$).................................      10.875   08/01/09      1,406,925
  2,140    United Pan-Europe Communication NV, Ser
           B (US$).................................      11.250   02/01/10      1,861,800
                                                                             ------------
                                                                                6,599,596
                                                                             ------------

           PHILIPPINES  0.3%
  1,150    Philippine Long Distance Telephone
           (US$)...................................      10.500   04/15/09      1,042,475
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR
AMOUNT
IN LOCAL
CURRENCY                                                                        MARKET
(000)      DESCRIPTION                                COUPON      MATURITY      VALUE
           POLAND  1.0%
  3,000    Netia Holdings, Inc., Ser B (US$).......      10.250%  11/01/07   $  2,430,000
    870    Netia Holdings, Inc. (EUR)..............      13.750   06/15/10        738,108
                                                                             ------------
                                                                                3,168,108
                                                                             ------------

           RUSSIA  0.9%
  7,350    Russian Federation, 144A Private
           Placement (US$) (a)(b)..................   2.50/7.50   03/31/30      2,848,125
                                                                             ------------

           UNITED KINGDOM  3.1%
  2,750    Cenargo International PLC (US$).........       9.750   06/15/08   $  2,220,625
  3,450    Diamond Cable Commerce PLC (US$) (b)....    0/10.750   02/15/07      2,622,000
  1,400    Espirit Telecom Group PLC (US$).........      11.500   12/15/07        525,000
  1,250    Espirit Telecom Group PLC (US$).........      10.875   06/15/08        468,750
  1,550    Filtronic PLC (US$).....................      10.000   12/01/05      1,433,750
  1,600    Jazztel PLC (EUR).......................      13.250   12/15/09      1,194,830
  1,550    Jazztel PLC (EUR).......................      14.000   07/15/10      1,332,142
  2,500    RSL Communications (US$) (b)............    0/10.125   03/01/08        300,000
                                                                             ------------
                                                                               10,097,097
                                                                             ------------
           VENEZUELA  0.2%
  1,000    Republic of Venezuela (US$) (j).........       6.750   03/31/20        745,000
                                                                             ------------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  19.7%............................     64,297,567
                                                                             ------------

EQUITIES  3.1%
Airgate PCS, Inc. (2,673 Common Shares) (e)...............................   $    119,951
Anvil Holdings, Inc. (76,632 preferred shares) (d)........................      1,302,746
Crown Castle International Corp. (3,824 preferred shares) (d).............      3,871,803
Decisionone Corp. (5,234 Common Shares) (e)...............................         10,272
Decisionone Corp. (2,671 Common Stock Warrants Class A) (e)...............             27
Decisionone Corp. (4,603 Common Stock Warrants Class B) (e)...............             46
Decisionone Corp. (2,730 Common Stock Warrants Class C) (e)...............             27
Dobson Communications Corp. (1 preferred share) (d).......................            976
Firstworld Communications, Inc., (2,525 common stock warrants) 144A
  Private Placement (a) (e)...............................................         50,500
GT Group Telecom, Inc., (5,270 Common Stock Warrants) 144A Private
  Placement (a) (e).......................................................        368,900
Hosiery Corp. of America, Inc., (1,000 common shares).....................         40,500
Intermedia Communications, Inc., (15,297 common shares) (e)...............        451,262

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

                                                                                   MARKET
DESCRIPTION                                                                        VALUE
EQUITIES (CONTINUED)
Intersil Holding Corp., (1,200 common stock warrants) 144A Private Placement
  (a) (e)....................................................................   $  1,084,800
KMC Telecommunications Holdings, Inc., (3,235 common stock warrants), 144A
  Private Placement (a) (e)..................................................         97,050
McLeodUSA, Inc. (29,874 common shares) (e)...................................        427,572
Motient Corp., (2,000 Common Stock Warrants) 144A Private Placement
  (a) (e)....................................................................         80,000
NTL, Inc. (5,178 common stock warrants) 144A Private Placement (a) (e).......        258,760
Park N View, Inc., (1,000 common stock warrants) 144A Private Placement
  (a) (e)....................................................................            250
Pathmark Stores, Inc. (83,645 common shares) (e).............................      1,029,883
Pathmark Stores, Inc. (59,165 common stock warrants) (e).....................        177,496
PF Net Communications, Inc., (1,800 common stock warrants) 144A Private
  Placement (a) (e)..........................................................             18
Price Communications Corp. (35,572 common shares) (e)........................        695,877
Republic Technologies International, Inc., (4,275 common stock warrants) 144A
  Private Placement (a) (e)..................................................             43
Star Gas Partners LP (440 common shares).....................................          7,755
Startec Global Communications (3,000 common stock warrants) 144A Private
  Placement (a) (e)..........................................................         12,000
                                                                                ------------

TOTAL EQUITIES 3.1%..........................................................     10,088,514
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $372,299,262)........................................................    318,212,340

REPURCHASE AGREEMENT  0.7%
  State Street Bank and Trust Co. ($1,830,000 par collateralized by U.S.
  T-Note, 7.875% coupon, due 02/15/21, dated 09/29/00, to be sold on 10/02/00
  at $2,172,167) (Cost $2,171,000)...........................................      2,171,000
                                                                                ------------

TOTAL INVESTMENTS  98.0%
  (Cost $374,470,262)........................................................    320,383,340

FOREIGN CURRENCY  0.1%
  (Cost $309,061)............................................................        312,165

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..................................      6,296,190
                                                                                ------------

NET ASSETS 100.0%............................................................   $326,991,695
                                                                                ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Security is in default.

(d) Payment-in-kind security.

(e) Non-income producing security.

(f) Securities purchased on a when-issued or delayed delivery basis.

(g) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(h) This borrower has filed for protection in federal bankruptcy court.

(i) This security is a United States company denominated in a foreign currency.

(j) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

DEM--German Mark
EUR--Eurodollar
HUF--Hungaria Forint
US$--United States Dollar

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $374,470,262).......................  $320,383,340
Foreign Currency (Cost $309,061)............................       312,165
Cash........................................................           724
Receivables:
  Interest..................................................     9,692,087
  Investments Sold..........................................     1,226,292
  Fund Shares Sold..........................................       801,361
Other.......................................................        36,539
                                                              ------------
    Total Assets............................................   332,452,508
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,372,750
  Income Distributions......................................     1,339,736
  Fund Shares Repurchased...................................       911,196
  Distributor and Affiliates................................       237,570
  Investment Advisory Fee...................................       190,611
Trustees' Deferred Compensation and Retirement Plans........       229,734
Accrued Expenses............................................       179,216
                                                              ------------
    Total Liabilities.......................................     5,460,813
                                                              ------------
NET ASSETS..................................................  $326,991,695
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $425,021,226
Accumulated Undistributed Net Investment Income.............     2,072,868
Accumulated Net Realized Loss...............................   (45,991,067)
Net Unrealized Depreciation.................................   (54,111,332)
                                                              ------------
NET ASSETS..................................................  $326,991,695
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $216,576,824 and 27,165,976 shares of
    beneficial interest issued and outstanding).............  $       7.97
    Maximum sales charge (4.75%* of offering price).........           .40
                                                              ------------
    Maximum offering price to public........................  $       8.37
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $97,738,861 and 12,248,718 shares of
    beneficial interest issued and outstanding).............  $       7.98
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,676,010 and 1,590,375 shares of
    beneficial interest issued and outstanding).............  $       7.97
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $1,757).......  $ 22,869,813
Dividends...................................................       338,036
Other.......................................................       118,351
                                                              ------------
    Total Income............................................    23,326,200
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,316,610
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $276,972, $529,352, and $64,625,
  respectively).............................................       870,949
Shareholder Services........................................       229,077
Custody.....................................................        46,134
Trustees' Fees and Related Expenses.........................        20,914
Legal.......................................................        14,337
Other.......................................................       180,802
                                                              ------------
    Total Expenses..........................................     2,678,823
    Less:
      Investment Advisory Fee Reduction.....................       175,548
      Credits Earned on Cash Balances.......................        23,790
                                                              ------------
    Net Expenses............................................     2,479,485
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 20,846,715
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (8,061,945)
  Forwards..................................................        63,321
  Foreign Currency Transactions.............................      (469,768)
                                                              ------------
Net Realized Loss...........................................    (8,468,392)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (37,660,699)
                                                              ------------
  End of the Period:
    Investments.............................................   (54,086,922)
    Foreign Currency Translation............................       (24,410)
                                                              ------------
                                                               (54,111,332)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (16,450,633)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(24,919,025)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (4,072,310)
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Year Ended March 31, 2000 (Unaudited)

                                                         SIX MONTHS          YEAR
                                                            ENDED            ENDED
                                                        SEPTEMBER 30,      MARCH 31,
                                                            2000             2000
                                                        ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................. $ 20,846,715     $  37,903,957
Net Realized Loss......................................   (8,468,392)      (10,483,726)
Net Unrealized Depreciation During the Period..........  (16,450,633)      (15,336,461)
                                                        ------------     -------------
Change in Net Assets from Operations...................   (4,072,310)       12,083,770
                                                        ------------     -------------
Distributions from Net Investment Income*..............  (17,327,641)      (36,085,784)
Return of Capital Distribution*........................          -0-          (471,642)
                                                        ------------     -------------
Total Distributions....................................  (17,327,641)      (36,557,426)
                                                        ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....  (21,399,951)      (24,473,656)
                                                        ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................   53,608,391        95,859,095
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................    9,056,144        17,763,113
Cost of Shares Repurchased.............................  (67,052,760)     (164,331,736)
                                                        ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....   (4,388,225)      (50,709,528)
                                                        ------------     -------------
TOTAL DECREASE IN NET ASSETS...........................  (25,788,176)      (75,183,184)
NET ASSETS:
Beginning of the Period................................  352,779,871       427,963,055
                                                        ------------     -------------
End of the Period (Including accumulated undistributed
  net investment income of $2,072,868 and ($1,446,206),
  respectively)........................................ $326,991,695     $ 352,779,871
                                                        ============     =============

* Distributions by Class
-------------------------------------------------------

Distributions from Net Investment Income:
  Class A Shares....................................... $(11,810,182)    $ (24,250,603)
  Class B Shares.......................................   (4,916,016)      (10,671,518)
  Class C Shares.......................................     (601,443)       (1,163,663)
                                                        ------------     -------------
                                                        $(17,327,641)    $ (36,085,784)
                                                        ============     =============
Return of Capital Distribution:
  Class A Shares....................................... $        -0-     $    (314,838)
  Class B Shares.......................................          -0-          (141,491)
  Class C Shares.......................................          -0-           (15,313)
                                                        ------------     -------------
                                                        $        -0-     $    (471,642)
                                                        ============     =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                SIX MONTHS       YEAR       MONTHS
                                   ENDED         ENDED       ENDED        YEAR ENDED JUNE 30
        CLASS A SHARES         SEPTEMBER 30,   MARCH 31,   MARCH 31,   ------------------------
                                   2000          2000        1999       1998     1997     1996
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 8.48        $ 9.03      $ 9.89     $ 9.85   $ 9.49   $ 9.40
                                  ------        ------      ------     ------   ------   ------
  Net Investment Income.......       .51           .85         .62        .86      .86      .88
  Net Realized and Unrealized
    Gain/Loss.................      (.60)         (.56)       (.85)       .03      .38      .14
                                  ------        ------      ------     ------   ------   ------
Total from Investment
  Operations..................      (.09)          .29        (.23)       .89     1.24     1.02
                                  ------        ------      ------     ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................       .42           .83         .62        .85      .87      .88
  Return of Capital
    Distribution..............       -0-           .01         .01        -0-      .01      .05
                                  ------        ------      ------     ------   ------   ------
Total Distributions...........       .42           .84         .63        .85      .88      .93
                                  ------        ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 7.97        $ 8.48      $ 9.03     $ 9.89   $ 9.85   $ 9.49
                                  ======        ======      ======     ======   ======   ======

Total Return* (a).............    -1.20%**       3.50%      -2.13%**    9.36%   13.60%   11.26%
Net Assets at End of the
  Period (In millions)........    $216.6        $230.6      $277.9     $280.6   $288.0   $271.1
Ratio of Expenses to Average
  Net Assets *................     1.17%         1.15%       1.17%      1.14%    1.17%    1.31%
Ratio of Net Investment Income
  to Average Net Assets *.....    12.20%         9.96%       8.98%      8.61%    8.83%    9.16%
Portfolio Turnover............       46%**        109%        104%**     154%     125%     102%
 * If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     1.27%         1.25%       1.27%      1.24%    1.26%    1.31%
Ratio of Net Investment Income
  to Average Net Assets.......    12.10%         9.86%       8.88%      8.51%    8.73%    9.15%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS       YEAR      NINE MONTHS
                                ENDED         ENDED        ENDED        YEAR ENDED JUNE 30,
CLASS B SHARES              SEPTEMBER 30,   MARCH 31,    MARCH 31,    ------------------------
                                2000          2000         1999        1998     1997     1996
                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 8.49        $ 9.03       $ 9.89      $ 9.86   $ 9.50   $ 9.40
                               ------        ------       ------      ------   ------   ------
  Net Investment Income....       .46           .80          .56         .78      .78      .80
  Net Realized and
    Unrealized Gain/Loss...      (.59)         (.58)        (.84)        .03      .39      .16
                               ------        ------       ------      ------   ------   ------
Total from Investment
  Operations...............      (.13)          .22         (.28)        .81     1.17      .96
                               ------        ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......       .38           .75          .57         .78      .79      .81
  Return of Capital
    Distribution...........       -0-           .01          .01         -0-      .02      .05
                               ------        ------       ------      ------   ------   ------
Total Distributions........       .38           .76          .58         .78      .81      .86
                               ------        ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 7.98        $ 8.49       $ 9.03      $ 9.89   $ 9.86   $ 9.50
                               ======        ======       ======      ======   ======   ======

Total Return* (a)..........  -1.51%**         2.65%     -2.71%**       8.58%   12.64%   10.55%
Net Assets at End of the
  Period (In millions).....    $ 97.7        $109.2       $135.4      $145.0   $128.7   $ 97.1
Ratio of Expenses to
  Average Net Assets*......     1.94%         1.93%        1.93%       1.91%    1.93%    2.07%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    11.41%         9.17%        8.19%       7.84%    8.03%    8.39%
Portfolio Turnover.........       46%**        109%         104%**      154%     125%     102%
* If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......     2.04%         2.03%        2.03%       2.01%    2.02%    2.07%
Ratio of Net Investment
  Income to Average Net
  Assets...................    11.31%         9.07%        8.09%       7.74%    7.94%    8.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS       YEAR      NINE MONTHS
                                 ENDED         ENDED        ENDED        YEAR ENDED JUNE 30,
       CLASS C SHARES        SEPTEMBER 30,   MARCH 31,    MARCH 31,    -----------------------
                                 2000          2000         1999       1998     1997     1996
                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $ 8.47        $ 9.02       $ 9.88      $9.85   $ 9.50   $ 9.40
                                ------        ------       ------      -----   ------   ------
  Net Investment Income.....       .46           .80          .56        .78      .78      .83
  Net Realized and
    Unrealized Gain/Loss....      (.58)         (.58)        (.85)       .03      .38      .13
                                ------        ------       ------      -----   ------   ------
Total from Investment
  Operations................      (.12)          .22         (.29)       .81     1.16      .96
                                ------        ------       ------      -----   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .38           .76          .56        .78      .79      .81
  Return of Capital
    Distribution............       -0-           .01          .01        -0-      .02      .05
                                ------        ------       ------      -----   ------   ------
Total Distributions.........       .38           .77          .57        .78      .81      .86
                                ------        ------       ------      -----   ------   ------
NET ASSET VALUE, END OF
  PERIOD....................    $ 7.97        $ 8.47       $ 9.02      $9.88   $ 9.85   $ 9.50
                                ======        ======       ======      =====   ======   ======

Total Return* (a)...........  -1.51%**         2.65%     -2.71%**      8.47%   12.65%   10.55%
Net Assets at End of Period
  (In millions).............    $ 12.7        $ 13.0       $ 14.7      $11.5   $  8.1   $  7.0
Ratio of Expenses to Average
  Net Assets*...............     1.94%         1.93%        1.93%      1.91%    1.93%    2.06%
Ratio of Net Investment
  Income to Average Net
  Assets*...................    11.39%         9.17%        8.25%      7.83%    8.08%    8.38%
Portfolio Turnover..........       46%**        109%         104%**     154%     125%     102%
 * If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................     2.04%         2.03%        2.03%      2.01%    2.03%    2.07%
Ratio of Net Investment
  Income to Average Net
  Assets....................    11.29%         9.07%        8.15%      7.73%    7.99%    8.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuers ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 94% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $32,438,270, which will expire between December 31, 2001 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, wash sales, and reclass of consent fee income.

    At September 30, 2000, for federal income tax purposes, the cost of long- and short-term investments is $374,855,209; the aggregate gross unrealized appreciation is $7,914,567 and the aggregate gross unrealized depreciation is $62,386,436,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

resulting in net unrealized depreciation on long- and short-term investments of $54,471,869.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (December 31).

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $23,790 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .75 of 1%
Over $500 million...........................................     .65 of 1%

    For the six months ended September 30, 2000, the Adviser waived approximately $175,500 of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $6,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $27,400, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $173,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $314,200,151, $98,147,526, and
$12,673,549 for Class A, B and C shares, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,209,586    $ 34,667,080
  Class B.................................................   1,788,698      14,754,149
  Class C.................................................     506,551       4,187,162
                                                            ----------    ------------
Total Sales...............................................   6,504,835    $ 53,608,391
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     828,126    $  6,767,184
  Class B.................................................     247,482       2,025,342
  Class C.................................................      32,247         263,618
                                                            ----------    ------------
Total Dividend Reinvestment...............................   1,107,855    $  9,056,144
                                                            ==========    ============
Repurchases:
  Class A.................................................  (5,055,882)   $(41,245,142)
  Class B.................................................  (2,658,280)    (21,838,433)
  Class C.................................................    (480,410)     (3,969,185)
                                                            ----------    ------------
Total Repurchases.........................................  (8,194,572)   $(67,052,760)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    At March 31, 2000, capital aggregated $314,011,029, $103,206,468 and
$12,191,954 for Class A, B and C shares, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,099,454    $  53,846,860
  Class B...............................................    3,889,246       34,206,260
  Class C...............................................      888,416        7,805,975
                                                          -----------    -------------
Total Sales.............................................   10,877,116    $  95,859,095
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,461,944    $  12,717,402
  Class B...............................................      512,719        4,469,956
  Class C...............................................       66,098          575,755
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,040,761    $  17,763,113
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,138,896)   $ (97,954,546)
  Class B...............................................   (6,521,827)     (57,161,016)
  Class C...............................................   (1,046,422)      (9,216,174)
                                                          -----------    -------------
Total Repurchases.......................................  (18,707,145)   $(164,331,736)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2000 and the year ended March 31, 2000, 451,779 and 783,210 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2000 and the year ended March 31, 2000, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,400, and CDSC on redeemed shares of approximately $142,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period ended September 30, 2000, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $153,004,770 and $157,271,630, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration. As of September 30, 2000, there were no option contracts outstanding.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). As of September 30, 2000, there were no futures contracts outstanding.

C. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards. As of September 30, 2000, there were no forward currency contracts outstanding.

D. SWAP TRANSACTIONS These securities represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. There were no open swap transactions at September 30, 2000.

6. BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $448,800.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate for the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2001, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                        TOP FIVE COUNTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      34
     FUND OFFICERS AND IMPORTANT ADDRESSES      35

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    1.15%      0.77%      0.77%
-------------------------------------------------------------------------
Six-month total return(2)                -3.68%     -3.11%     -0.20%
-------------------------------------------------------------------------
One-year total return(2)                 -0.23%      0.07%      2.96%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.19%      4.22%      4.42%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 2.80%      2.83%(3)    2.72%
-------------------------------------------------------------------------
Commencement date                      12/31/93   12/31/93   12/31/93
-------------------------------------------------------------------------
Distribution rate(4)                      7.95%      7.56%      7.57%
-------------------------------------------------------------------------
SEC Yield(5)                              8.43%      8.08%      8.08%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares and Rule 12b-1 fee. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, total returns would have been lower and the SEC Yield would have been 8.24%, 7.89% and 7.89% for Classes A, B and C, respectively.

    See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

    A substantial portion of the Fund's assets may be invested in lower-grade income securities, including issues of emerging market countries and securities rated in the lowest categories, commonly referred to as junk bonds. The Fund's investments in emerging market securities have the potential for risks not associated with investments in the United States. The Fund's investments in junk bonds have the potential for risks not generally associated with higher rated fixed income securities.

    The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

    Market forecasts provided in this report may not necessarily come to pass.

    As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--September 30, 2000)

Republic of Italy BTPS, 4.000% Coupon, 09/01/01 Maturity...  4.0%
---------------------------------------------------------------------
Bundesschatzanweisungen, Ser 99, 3.500% Coupon, 09/14/01
Maturity...................................................  4.0%
---------------------------------------------------------------------
Spanish Government, 4.250% Coupon, 07/30/02 Maturity.......  4.0%
---------------------------------------------------------------------
PECO Energy Transport Trust, Ser A2, 5.630% Coupon,
03/01/05 Maturity..........................................  3.7%
---------------------------------------------------------------------
Sovereign Bancorp, Inc., 8.000% Coupon, 03/15/03
Maturity...................................................  3.5%
---------------------------------------------------------------------
GNMA, 7.000% Coupon, 07/15/28 Maturity.....................  3.1%
---------------------------------------------------------------------
Republic of Brazil, 8.000% Coupon, 04/15/14 Maturity.......  2.8%
---------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.000% Coupon, 05/12/14
Maturity...................................................  2.8%
---------------------------------------------------------------------
United Mexican States, Ser D, 7.925% Coupon, 12/31/19
Maturity...................................................  2.3%
---------------------------------------------------------------------
U.K. Treasury - GBP, 7.000% Coupon, 11/06/01 Maturity......  2.3%

TOP FIVE COUNTRIES

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                                     ------------------                   --------------
United States                                                                60                                53.5
Mexico                                                                      5.8                                 6.1
Italy                                                                       4.4                                 3.3
Germany                                                                     3.5                                 2.5
Spain                                                                       3.5                                 2.6

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN STRATEGIC INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
FUND'S RETURN DURING THE PAST SIX MONTHS. THE FUND IS
CO-MANAGED BY TOM SLEFINGER, ROBERT J. HICKEY, AND TED
MUNDY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE. PLEASE NOTE: AFTER CONSIDERATION OF A NUMBER OF FACTORS, THE BOARD
OF TRUSTEES OF THE STRATEGIC INCOME FUND DETERMINED IT WOULD BE IN
THE BEST INTEREST OF THE FUND'S SHAREHOLDERS TO TERMINATE AND LIQUIDATE THE FUND. THE PLAN OF LIQUIDATION FOR THE FUND WAS APPROVED BY THE BOARD ON SEPTEMBER 12, 2000, AND WILL BE PRESENTED TO FUND SHAREHOLDERS FOR APPROVAL.

Q   DESCRIBE THE MARKET CONDITIONS
    OF THE LAST SIX MONTHS AND HOW THE FUND PERFORMED IN THIS ENVIRONMENT.

A   Economic growth and consumer
spending were accelerating early in the reporting period. We saw continued efforts by the Federal Reserve Board to slow the economy and fend off inflationary risks through its policy of increasing interest rates. While this aggressive policy pushed short-term rates up, the Treasury announced a plan to buy back long-term Treasury bonds, which created a perceived shortage of long bonds. The result was a highly unusual inverted yield curve--where yields on long-term securities were actually lower than their short-term counterparts--and a dramatic widening of credit spreads.

    The curve inversion peaked in May as it appeared the Fed was done raising rates. Subsequently, a series of economic reports indicated that economic growth was moderating, market sentiment became more positive, and interest rates began to stabilize. In turn, credit spreads began to narrow again, enabling mortgage-backed securities, high-yield bonds, and corporate bonds to outperform Treasuries.

    Turning to the markets abroad, the emerging markets sector was a very strong performer for much of the last six months. Russian debt securities in particular experienced a significant rebound as the Russian Republic bankruptcy was completed and recovery efforts got underway.

    For the six months ended September 30, 2000, the fund posted a total return of 1.15% percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would be lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index, generated a total return of 4.81 percent for the same period. Similarly, a composite index of 20 percent each of the Salomon Brothers Indexes for Mortgages, High Yield Market, Corporate, Non-U.S. Dollar World Government, and Brady Bonds produced a total return of 2.30 percent during the period. Keep in mind that these indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   CAN YOU EXPLAIN HOW THE FUND
    WAS POSITIONED AT THE END OF THE PERIOD?

A   As of September 30, 2000,
21 percent of the long-term portfolio of investments was allocated to the foreign investment-grade sector, compared to 16.2 percent in the foreign lower-grade sector, which consists primarily of emerging market securities. Of the remaining sectors, 28.8 percent of the fund's long-term investments were in domestic lower-grade securities, 8.8 percent were in domestic investment-grade securities, and 18.9 percent were in the U.S. government and mortgage-backed securities sector. For additional portfolio highlights, please refer to page 6.

Q   WHAT WERE THE EFFECTS OF THE
    MARKET CONDITIONS ON THE FUND, AND HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A   The most notable interest-rate
declines in the inverted yield curve environment were within the intermediate-term sector of the curve (five- to seven-year bonds). The fund had a higher weighting in this maturity range than the benchmark, enabling us to capture some positive performance here.

    In addition, the fund had greater allocation in the higher-quality, more liquid securities within the domestic high-yield sector of the bond market. This component experienced better performance than the lower-quality component of the high-yield market, due primarily to the fact that credit and default concerns had a lesser impact on the higher-quality securities. The fund's emphasis on this portion of the high-yield market added significant relative value to the portfolio.

    The emerging markets sector has been the best-performing fixed-income asset class in 2000. As mentioned earlier, the substantial rebound of Russian debt was the key reason for this upswing. We've seen an improved political environment there and a favorable shift in the psychology of the marketplace. As a result, the fund benefited from its above-average weighting in this sector.

    The world's developed markets were more erratic. Early in the reporting period, the fund experienced positive performance due to its above-average weighting in investment-grade foreign securities as the euro rallied against the U.S. dollar. By July, however, this trend had reversed, and the dollar's value climbed versus the European and dollar-bloc currencies (i.e., Canadian, Australian, and New Zealand dollars), as well as the yen. Our strategy of carrying a significant exposure to the investment-grade foreign sector had a negative impact on the fund during the last few months of the reporting period.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BRADY BOND: U.S. dollar-denominated bonds issued by developing markets, particularly in Latin America.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             ASSET BACKED SECURITIES  4.5%
 $ 2,500     PECO Energy Transport Trust, Ser
             A2--USD..................................    5.630%  03/01/05   $ 2,434,708
   1,000     PECO Energy Transport Trust, Ser
             A6--USD..................................    6.050   03/01/09       960,965
                                                                             -----------
             TOTAL ASSET BACKED SECURITIES................................     3,395,673
                                                                             -----------
             CORPORATE BONDS  35.9%
             AUTOMOBILE  1.1%
     250     Aetna Industries, Inc.--USD..............   11.875   10/01/06       220,000
     125     Cambridge Industries, Inc., Ser B--USD
             (d)......................................   10.250   07/15/07        37,500
     100     Oxford Automotive, Inc., Ser D--USD......   10.125   06/15/07        89,500
     855     Talon Automotive Group, Inc., Ser B--USD
             (d)......................................    9.625   05/01/08       299,250
     275     Venture Holdings Trust--USD..............   12.000   06/01/09       159,500
                                                                             -----------
                                                                                 805,750
                                                                             -----------
             BANKING  4.1%
   1,000     MBNA Capital I--USD......................    8.278   12/01/26       826,158
   2,400     Sovereign Bancorp Inc.--USD..............    8.000   03/15/03     2,319,850
                                                                             -----------
                                                                               3,146,008
                                                                             -----------
             BEVERAGE, FOOD & TOBACCO  1.6%
     250     Chiquita Brands International,
             Inc.--USD................................   10.000   06/15/09       152,500
     350     Fleming Cos., Inc.--USD..................   10.500   12/01/04       306,250
     250     Luiginos, Inc.--USD......................   10.000   02/01/06       198,750
     200     National Wine & Spirits, Inc.--USD.......   10.125   01/15/09       192,000
     400     Pantry, Inc.--USD........................   10.250   10/15/07       386,000
                                                                             -----------
                                                                               1,235,500
                                                                             -----------
             BROADCASTING, TELEVISION & MUSIC  2.4%
     500     British Sky Broadcasting--USD............    6.875   02/23/09       435,000
   1,250     Capstar Broadcasting Partners--USD (b)... 0/12.750   02/01/09     1,201,563
     200     Muzak LLC--USD...........................    9.875   03/15/09       178,000
                                                                             -----------
                                                                               1,814,563
                                                                             -----------
             BUILDINGS & REAL ESTATE  2.3%
     100     Building One Services Corp.--USD.........   10.500   05/01/09        88,000
     750     Cemex International LLC--USD.............    9.660   11/29/49       750,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             BUILDINGS & REAL ESTATE (CONTINUED)
 $   125     Del Webb Corp.--USD......................   10.250%  02/15/10   $   121,875
   1,000     Owens Corning--USD.......................    7.500   08/01/18       345,000
     450     Standard Pacific Corp.--USD..............    8.500   04/01/09       427,500
                                                                             -----------
                                                                               1,732,375
                                                                             -----------
             CABLE/MEDIA  2.9%
     300     Charter Communication Holdings--USD......    8.250   04/01/07       274,500
   1,000     CSC Holdings, Inc.--USD..................   10.500   05/15/16     1,070,000
     300     Go Outdoor Systems Holdings--EUR.........   10.500   07/15/09       306,882
     100     James Cable Partners L.P, Ser B--USD.....   10.750   08/15/04        85,500
     250     NTL Communications Corp.--EUR............    9.250   11/15/06       198,844
     250     NTL Inc., Ser A--USD (b)................. 0/12.750   04/15/05       252,500
                                                                             -----------
                                                                               2,188,226
                                                                             -----------
             CHEMICALS, PLASTIC & RUBBER  0.6%
     500     Coastal Corp.--USD.......................    6.500   06/01/08       470,613
                                                                             -----------

             CONTAINERS, PACKAGING, PAPER & GLASS  1.2%
     950     Sweetheart Cup Co., Inc.--USD............   10.500   09/01/03       897,750
                                                                             -----------

             HEALTHCARE  1.4%
     205     Columbia/HCA Healthcare Corp.--Ser
             MTN--USD.................................    6.630   07/15/45       199,875
     625     Oxford Health Plans--USD.................   11.000   05/15/05       665,625
     200     Tenet Healthcare Corp. ..................    8.000   01/15/05       198,500
                                                                             -----------
                                                                               1,064,000
                                                                             -----------
             HOTEL & GAMING  1.6%
     575     Booth Creek Ski Holdings, Ser B--USD.....   12.500   03/15/07       442,750
     150     Hollywood Casino Corp.--USD..............   11.250   05/01/07       157,500
     150     Isle Capri Casinos, Inc.--USD............    8.750   04/15/09       140,625
     275     Majestic Star Casino LLC--USD............   10.875   07/01/06       248,875
     250     Park Place Entertainment Corp.--USD......    7.875   12/15/05       240,625
                                                                             -----------
                                                                               1,230,375
                                                                             -----------
             MACHINERY  0.2%
     200     Terex Corp., Ser D--USD..................    8.875   04/01/08       178,000
                                                                             -----------

             MINING/STEEL  0.3%
     250     Renco Steel Holdings, Inc.--USD..........   10.875   02/01/05       162,500
     250     Republic Technology/RTI Capital,
             144A--Private Placement--USD (a).........   13.750   07/15/09        60,000
                                                                             -----------
                                                                                 222,500
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             OIL & GAS  2.3%
 $   400     Frontier Oil Corp.--USD..................   11.750%  11/15/09   $   406,000
     500     Giant Industries, Inc.--USD..............    9.750   11/15/03       497,500
     473     Hurricane Hydrocarbons Ltd.,
             144A--Private Placement--USD (a).........   16.000   12/31/01       468,090
     125     Port Arthur Finance Corp., 144A Private
             Placement--USD (a).......................   12.500   01/15/09       127,188
     235     R&B Falcon Corp.--USD....................    9.500   12/15/08       254,388
                                                                             -----------
                                                                               1,753,166
                                                                             -----------
             RETAIL  1.1%
     250     Big 5 Corp., Ser B--USD..................   10.875   11/15/07       228,750
     400     Community Distributors, Ser B--USD.......   10.250   10/15/04       314,000
     500     Saks Inc.--USD...........................    7.375   02/15/19       275,000
                                                                             -----------
                                                                                 817,750
                                                                             -----------
             TELECOMMUNICATIONS  8.9%
     200     Centennial Cellular Operating Co.--USD...   10.750   12/15/08       195,000
   1,000     CIA International
             Telecommunication--ARP...................   10.375   08/01/04       830,507
     400     E. Spire Communications, Inc.--USD (b)... 0/13.000   11/01/05       212,000
     200     Fairchild Semiconductor--USD.............   10.375   10/01/07       203,000
     500     Hermes Europe Railtel BV--USD............   11.500   08/15/07       240,000
     450     Intermedia Communications, Inc., Ser
             B--USD (b)............................... 0/12.250   03/01/09       315,000
      65     Intersil Corp, Ser UNIT--USD.............   13.250   08/15/09        75,725
     500     KPNQWest BV--USD.........................    8.125   06/01/09       467,500
     250     Millicom International--USD (b).......... 0/13.500   06/01/06       218,750
     100     Netia Holdings BV--USD...................   13.750   06/15/10        84,840
     500     Netia Holdings BV, Ser B--USD............   10.250   11/01/07       405,000
     630     Nextel Communications--USD...............    9.375   11/15/09       620,550
     500     Nextlink Communications, Inc., 144A
             Private Placement--USD (a)...............   10.500   12/01/09       460,000
     350     Philippine Long Distance Telephone, Ser
             EMTN--USD................................   10.500   04/15/09       315,525
     375     Pinnacle Holdings, Inc.--USD (b)......... 0/10.000   03/15/08       271,875
     110     Primus Telecommunications Group--USD.....   11.250   01/15/09        56,100
     200     Psinet Inc.--USD.........................   10.500   12/01/06       129,000
     500     Satelites Mexicanos SA, Ser B--USD.......   10.125   11/01/04       315,000
     500     Sun Microsystems, Inc.--USD..............    7.500   08/15/06       508,541
     555     Telecorp PCS, Inc. (b)................... 0/11.625   04/15/09       378,788

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             TELECOMMUNICATIONS (CONTINUED)
 $   525     Triton PCS, Inc.--USD (b)................ 0/11.000%  05/01/08   $   397,688
     250     Viatel, Inc.--USD (b).................... 0/12.500   04/15/08        72,500
                                                                             -----------
                                                                               6,772,889
                                                                             -----------
             TEXTILES  0.3%
     110     Scovill Fasteners, Inc, Ser B--USD.......   11.250   11/30/07        51,700
     200     Sleepmaster LLC, Ser B--USD..............   11.000   05/15/09       180,000
                                                                             -----------
                                                                                 231,700
                                                                             -----------
             UTILITIES  3.6%
     375     Calenergy Co.--USD.......................    7.230   09/15/05       373,594
     900     Central Termica Guemes S A Note Variable
             Rate--USD................................    2.000   09/26/10        45,000
     810     Edelnor, 144A--Private Placement--USD
             (a)......................................    7.750   03/15/06       210,600
   1,000     Korea Electric Power Corp.--USD..........    7.000   02/01/27       929,700
   1,000     Southern Energy, Inc., 144A Private
             Placement--USD (a).......................    7.900   07/15/09       951,180
     250     Western Resources, Inc.--USD.............    6.875   08/01/04       228,140
                                                                             -----------
                                                                               2,738,214
                                                                             -----------
             TOTAL CORPORATE BONDS  35.9%.................................    27,299,379
                                                                             -----------

             FOREIGN GOVERNMENT AND AGENCY SECURITIES  32.0%
             ARGENTINA  0.6%
     500     Republic of Argentina, Ser D--USD........    *       10/15/02       415,000
                                                                             -----------

             AUSTRALIA  0.7%
   1,000     Australian Government--AUD...............    6.750   11/15/06       556,366
                                                                             -----------

             BRAZIL  2.5%
   2,463     Republic of Brazil--USD (c)..............    8.000   04/15/14     1,881,102
                                                                             -----------

             BULGARIA  0.5%
     500     Bulgaria Disc, Ser A--USD (c)............    7.188   07/28/24       382,500
                                                                             -----------

             CANADA  2.8%
   1,250     Canadian Government, Ser A83--CAD........    7.500   03/01/01       835,152
   2,000     Canadian Government--CAD.................    5.500   06/01/09     1,303,788
                                                                             -----------
                                                                               2,138,940
                                                                             -----------
             COLUMBIA  0.4%
     750     Republic of Columbia--DEM................    4.890   11/21/01       331,266
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             GERMANY  3.4%
 $ 3,000     Bundesschatzanweisungen, Ser 99--EUR.....    3.500%  09/14/01   $ 2,612,806
                                                                             -----------

             ITALY  4.4%
     775     Republic of Italy BTPS--EUR..............    9.500   05/01/01       701,537
   3,000     Republic of Italy BTPS--EUR..............    4.000   09/01/01     2,624,737
                                                                             -----------
                                                                               3,326,274
                                                                             -----------
             MEXICO  5.2%
   1,000     United Mexican States, Ser XW--USD.......   10.375   02/17/09     1,089,000
   1,500     United Mexican States, Ser D--USD (c)....    7.925   12/31/19     1,550,700
   1,500     United Mexican States, Ser B--USD (c)....    6.250   12/31/19     1,336,800
                                                                             -----------
                                                                               3,976,500
                                                                             -----------
             MOROCCO  1.0%
     810     Morocco Trust A Loan--USD................    7.750   01/01/09       732,619
                                                                             -----------

             NEW ZEALAND  1.1%
   2,000     New Zealand Government--NZD..............    8.000   11/15/06       864,218
                                                                             -----------

             RUSSIA  1.9%
   3,650     Russian Federation--USD..................    2.500   03/31/30     1,405,250
                                                                             -----------

             SPAIN  3.4%
   3,000     Spanish Government--EUR..................    4.250   07/30/02     2,608,829
                                                                             -----------

             UNITED KINGDOM  2.0%
   1,000     U.K. Treasury--GBP.......................    7.000   11/06/01     1,495,908
                                                                             -----------

             URUGUAY  1.1%
     881     Republica Orient Uruguay--USD............    7.875   07/15/27       863,380
                                                                             -----------

             VENEZUELA  1.0%
   1,000     Republic of Venezuela--USD (c)...........    6.750   03/31/20       745,000
                                                                             -----------
             TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES  32.0%........    24,335,958
                                                                             -----------

             MORTGAGE BACKED SECURITIES (U.S)  13.5%
   1,202     DLJ Mortgage Acceptance Corp. 1996-E,
             144A--Private Placement--USD (a).........    6.910   11/28/25     1,090,154
   2,000     Federal Home Loan Mortgage Corporation...    7.000   05/12/14     1,879,180
  10,478     FNMA REMIC #97-20 IB (Interest Only).....    1.840   03/25/27       360,171

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             MORTGAGE BACKED SECURITIES (U.S) (CONTINUED)
 $   706     FNMA.....................................    6.500%  12/01/14   $   692,376
     603     FNMA.....................................    6.500   01/01/15       591,816
     606     FNMA.....................................    6.500   01/01/15       594,862
   1,114     FNMA.....................................    6.500   02/01/15     1,092,574
      40     FNMA.....................................    6.500   02/01/15        38,880
     235     FNMA.....................................    6.500   03/01/15       230,560
      72     FNMA.....................................    6.500   03/01/15        70,585
     280     GNMA.....................................    7.000   05/15/26       275,904
     299     GNMA.....................................    7.000   05/15/28       294,683
     203     GNMA.....................................    7.000   06/15/28       200,493
   2,047     GNMA.....................................    7.000   07/15/28     2,017,389
  14,011     SBA Strip................................    2.312   07/04/19       825,486
                                                                             -----------
             TOTAL MORTGAGE BACKED SECURITIES (U.S.)......................    10,255,113
                                                                             -----------

                               DESCRIPTION                       SHARES
          COMMON AND PREFERRED STOCK  1.0%
          Crown Castle International Corp.--USD.................   265    $   268,313
          Grupo Casa Autrey ADR (Mexico)--USD................... 8,500         85,000
          Intersil Holding Corp., Warrants, 144A--Private
          Placement--USD (a)....................................   100         90,400
          McLeodUSA, Inc.--USD.................................. 1,800         25,763
          Pathmark Stores Inc.--USD............................. 19,010       234,064
          Pathmark Stores Inc., Warrants--USD................... 13,447        40,340
          Thai Military Bank--THB............................... 15,000         1,961
                                                                          -----------
          TOTAL COMMON AND PREFERRED STOCK.............................       745,841
                                                                          -----------
          TOTAL LONG-TERM INVESTMENTS  86.9%
          (Cost $74,873,368)...........................................    66,031,964

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

PAR AMOUNT
IN LOCAL                                                                       U.S. $
CURRENCY                                                          MATURITY     MARKET
(000)                       DESCRIPTION                 COUPON      DATE        VALUE
             SHORT-TERM INVESTMENTS  12.3%
             U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
 $   200     U.S. Treasury Bills......................    5.970%  10/12/00   $   199,635
     400     U.S. Treasury Bills......................    6.040   10/12/00       399,262
    1900     U.S. Treasury Bills......................    6.010   11/30/00     1,873,038
     200     U.S. Treasury Bills......................    6.100   11/30/00       196,848
    1400     U.S. Treasury Bills......................    5.900   12/07/00     1,380,497
    1000     U.S. Treasury Bills......................    5.960   12/07/00       986,921
     400     U.S. Treasury Bills......................    5.970   12/07/00       394,494
    1100     U.S. Treasury Bills......................    5.970   12/21/00     1,083,218
    2900     U.S. Treasury Bills......................    5.930   03/15/01     2,814,048
                                                                             -----------
             TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
             (Cost $9,327,961)............................................     9,327,961
                                                                             -----------
TOTAL INVESTMENTS  99.2%
  (Cost $84,201,329)......................................................    75,359,925
FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  0.7%
  (Cost $501,889).........................................................       516,594
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...............................        89,055
                                                                             -----------

NET ASSETS  100.0%........................................................   $75,965,574
                                                                             ===========

 * Zero coupon bond

ARP--Argentine Peso
AUD--Australian Dollar
CAD--Canadian Dollar
DEM--German Mark
EUR--Eurodollar
GBP--Great Britain Pound
NZD--New Zealand Dollar
THB--Thai Baht
USD--United States Dollar

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000 (Unaudited)

(b) Security is a "step-up" bond where the coupon increases, or steps up, at a predetermined date.

(c) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(d) Non-income producing security.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

The following table summarizes the portfolio composition at September 30, 2000, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......     16.1%
AAA.........................................................     12.5
AA..........................................................     11.0
BBB.........................................................     15.0
BB..........................................................     14.8
B...........................................................     26.0
CCC.........................................................      0.7
CC..........................................................      0.7
Non-Rated...................................................      3.2
                                                                -----
                                                                100.0%

* As a percentage of long-term investments.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $84,201,329)........................  $ 75,359,925
Foreign Currency (Cost $501,889)............................       516,594
Receivables:
  Interest..................................................     1,411,052
  Investments Sold..........................................       323,719
  Fund Shares Sold..........................................         9,065
Other.......................................................         8,324
                                                              ------------
    Total Assets............................................    77,628,679
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       914,719
  Income Distributions......................................       211,942
  Distributor and Affiliates................................        93,161
  Custodian Bank............................................        62,009
  Investment Advisory Fee...................................        37,674
Trustees' Deferred Compensation and Retirement Plans........       194,106
Accrued Expenses............................................       149,494
                                                              ------------
    Total Liabilities.......................................     1,663,105
                                                              ------------
NET ASSETS..................................................  $ 75,965,574
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $101,099,106
Accumulated Undistributed Net Investment Income.............       162,225
Net Unrealized Depreciation.................................    (8,832,357)
Accumulated Net Realized Loss...............................   (16,463,400)
                                                              ------------
NET ASSETS..................................................  $ 75,965,574
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $30,076,797 and 2,988,944 shares of
    beneficial interest issued and outstanding).............  $      10.06
    Maximum sales charge (4.75%* of offering price).........           .50
                                                              ------------
    Maximum offering price to public........................  $      10.56
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,306,037 and 3,999,161 shares of
    beneficial interest issued and outstanding).............  $      10.08
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,582,740 and 554,742 shares of
    beneficial interest issued and outstanding).............  $      10.06
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $468).........  $ 4,801,632
Dividends...................................................       81,352
                                                              -----------
    Total Income............................................    4,882,984
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      325,041
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $40,690, $212,850 and $24,125,
  respectively).............................................      277,665
Shareholder Services........................................       72,932
Custody.....................................................       30,269
Trustees' Fees and Related Expenses.........................       21,333
Legal.......................................................        8,052
Other.......................................................      143,793
                                                              -----------
    Total Operating Expenses................................      879,085
    Less:
      Investment Advisory Fee Reduction.....................       78,443
      Credits Earned on Cash Balances.......................        5,800
                                                              -----------
    Net Operating Expenses..................................      794,842
    Interest Expense........................................      213,999
                                                              -----------
    Net Expenses............................................    1,008,841
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,874,143
                                                              ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (679,625)
  Forwards..................................................      140,957
  Foreign Currency Transactions.............................   (1,602,208)
                                                              -----------
Net Realized Loss...........................................   (2,140,876)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (7,808,973)
                                                              -----------
  End of the Period:
    Investments.............................................   (8,826,699)
    Foreign Currency Translation............................       (5,658)
                                                              -----------
                                                               (8,832,357)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,023,384)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,164,260)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   709,883
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended September 30, 2000 and the Year Ended March 31, 2000 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                    SEPTEMBER 30, 2000   MARCH 31, 2000
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................     $  3,874,143       $  7,061,584
Net Realized Loss.................................       (2,140,876)        (4,899,012)
Net Unrealized Depreciation During the Period.....       (1,023,384)          (531,988)
                                                       ------------       ------------
Change in Net Assets from Operations..............          709,883          1,630,584
                                                       ------------       ------------

Distributions from Net Investment Income*.........       (3,152,054)        (5,032,864)
Return of Capital Distribution*...................              -0-         (2,704,412)
                                                       ------------       ------------
Total Distributions...............................       (3,152,054)        (7,737,276)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (2,442,171)        (6,106,692)
                                                       ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................        9,143,877         11,907,164
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................        1,791,093          4,073,954
Cost of Shares Repurchased........................      (14,937,600)       (36,085,472)
                                                       ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................       (4,002,630)       (20,104,354)
                                                       ------------       ------------
TOTAL DECREASE IN NET ASSETS......................       (6,444,801)       (26,211,046)
NET ASSETS:
Beginning of the Period...........................       82,410,375        108,621,421
                                                       ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $162,225
  and ($559,864), respectively)...................     $ 75,965,574       $ 82,410,375
                                                       ============       ============
* Distributions by Class
--------------------------------------------------

Distributions from
  Net Investment Income:
  Class A Shares..................................     $ (1,358,445)      $ (2,118,740)
  Class B Shares..................................       (1,611,842)        (2,725,948)
  Class C Shares..................................         (181,767)          (188,176)
                                                       ------------       ------------
                                                       $ (3,152,054)      $ (5,032,864)
                                                       ============       ============
Return of Capital Distribution:
  Class A Shares..................................     $        -0-       $ (1,125,756)
  Class B Shares..................................              -0-         (1,480,317)
  Class C Shares..................................              -0-            (98,339)
                                                       ------------       ------------
                                                       $        -0-       $ (2,704,412)
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS     YEAR      NINE MONTHS
                                  ENDED        ENDED        ENDED        YEAR ENDED JUNE 30,
        CLASS A SHARES          SEPT. 30,    MARCH 31,    MARCH 31,    ------------------------
                                 2000(A)      2000(A)       1999        1998     1997     1996
                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $10.37      $11.02       $12.29      $12.78   $12.07   $11.70
                                  ------      ------       ------      ------   ------   ------
  Net Investment Income........      .52         .84          .68         .98     1.02     1.01
  Net Realized and Unrealized
    Gain/Loss..................     (.41)       (.57)       (1.24)       (.49)     .71      .45
                                  ------      ------       ------      ------   ------   ------
Total from Investment
  Operations...................      .11         .27         (.56)        .49     1.73     1.46
                                  ------      ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .42         .60          .59         .98     1.02     1.09
  Return of Capital
    Distribution...............      -0-         .32          .12         -0-      -0-      -0-
                                  ------      ------       ------      ------   ------   ------
Total Distributions............      .42         .92          .71         .98     1.02     1.09
                                  ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $10.06      $10.37       $11.02      $12.29   $12.78   $12.07
                                  ======      ======       ======      ======   ======   ======

Total Return* (b)..............    1.15%**     2.66%       -4.47%**     3.89%   14.92%   12.92%
Net Assets at End of the Period
  (In millions)................   $ 30.1      $ 33.9       $ 41.8      $ 45.3   $ 43.8   $ 33.8
Ratio of Expenses to Average
  Net Assets...................    2.10%       3.60%        3.32%       3.37%    3.80%    4.11%
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets*..................    1.56%       1.52%        1.53%       1.68%    1.81%    1.84%
Ratio of Net Investment Income
  to Average Net Assets*.......   10.14%       8.00%        8.06%       7.72%    8.12%    8.34%
Portfolio Turnover.............      15%**      122%         282%**      523%     474%     343%

 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets...................    1.75%       1.80%        1.82%       1.78%    1.86%    1.92%
Ratio of Net Investment Income
  to Average Net Assets........    9.95%       7.71%        7.78%       7.63%    8.07%    8.26%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS     YEAR      NINE MONTHS
                                  ENDED        ENDED        ENDED        YEAR ENDED JUNE 30,
        CLASS B SHARES          SEPT. 30,    MARCH 31,    MARCH 31,    ------------------------
                                 2000(A)      2000(A)       1999        1998     1997     1996
                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $10.39      $11.03       $12.29      $12.78   $12.07   $11.71
                                  ------      ------       ------      ------   ------   ------
  Net Investment Income........      .48         .77          .62         .88      .92      .93
  Net Realized and Unrealized
    Gain/Loss..................     (.40)       (.58)       (1.24)       (.49)     .72      .44
                                  ------      ------       ------      ------   ------   ------
Total from Investment
  Operations...................      .08         .19         (.62)        .39     1.64     1.37
                                  ------      ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .39         .53          .53         .88      .93     1.01
  Return of Capital
    Distribution...............      -0-         .30          .11         -0-      -0-      -0-
                                  ------      ------       ------      ------   ------   ------
Total Distributions............      .39         .83          .64         .88      .93     1.01
                                  ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $10.08      $10.39       $11.03      $12.29   $12.78   $12.07
                                  ======      ======       ======      ======   ======   ======

Total Return* (b)..............    0.77%**     1.93%       -4.99%**     3.11%   13.98%   12.06%
Net Assets at End of the Period
  (In millions)................   $ 40.3      $ 45.1       $ 62.8      $ 76.2   $ 76.2   $ 61.9
Ratio of Expenses to Average
  Net Assets...................    2.86%       4.36%        4.09%       4.13%    4.55%    4.85%
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets*..................    2.32%       2.28%        2.29%       2.44%    2.57%    2.59%
Ratio of Net Investment Income
  to Average Net Assets*.......    9.38%       7.25%        7.30%       6.96%    7.33%    7.58%
Portfolio Turnover.............      15%**      122%         282%**      523%     474%     343%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets...................    2.51%       2.56%        2.58%       2.54%    2.61%    2.67%
Ratio of Net Investment Income
  to Average Net Assets........    9.19%       6.97%        7.02%       6.86%    7.28%    7.50%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS     YEAR      NINE MONTHS
                                  ENDED        ENDED        ENDED        YEAR ENDED JUNE 30,
CLASS C SHARES                  SEPT. 30,    MARCH 31,    MARCH 31,    ------------------------
                                 2000(A)      2000(A)       1999        1998     1997     1996
                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $10.37      $11.01       $12.27      $12.77   $12.06   $11.70
                                  ------      ------       ------      ------   ------   ------
  Net Investment Income........      .49         .76          .61         .87      .91      .95
  Net Realized and Unrealized
    Gain/Loss..................     (.41)       (.57)       (1.23)       (.49)     .73      .42
                                  ------      ------       ------      ------   ------   ------
Total from Investment
  Operations...................      .08         .19         (.62)        .38     1.64     1.37
                                  ------      ------       ------      ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .39         .54          .53         .88      .93     1.01
  Return of Capital
    Distribution...............      -0-         .29          .11         -0-      -0-      -0-
                                  ------      ------       ------      ------   ------   ------
Total Distributions............      .39         .83          .64         .88      .93     1.01
                                  ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $10.06      $10.37       $11.01      $12.27   $12.77   $12.06
                                  ======      ======       ======      ======   ======   ======

Total Return* (b)..............    0.77%**     1.93%       -5.01%**     3.03%   13.99%   12.07%
Net Assets at End of the Period
  (In millions)................   $  5.6      $  3.4       $  4.0      $  3.9   $  3.8   $  3.1
Ratio of Expense to Average Net
  Assets.......................    2.86%       4.37%        4.05%       4.13%    4.54%    4.80%
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets*..................    2.32%       2.29%        2.28%       2.44%    2.56%    2.58%
Ratio of Net Investment Income
  to Average Net Assets*.......    9.38%       7.22%        7.29%       6.96%    7.31%    7.49%
Portfolio Turnover.............      15%**      122%         282%**      523%     474%     343%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses, excluding
  Interest Expense, to Average
  Net Assets...................    2.51%       2.57%        2.57%       2.54%    2.61%    2.66%
Ratio of Net Investment Income
  to Average Net Assets........    9.19%       6.93%        7.01%       6.87%    7.27%    7.41%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares:
Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Cash includes cash deposited in demand deposits at banks.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2000, there were no when issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $14,020,988 which will expire between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales.

    At September 30, 2000, for federal income tax purposes, the cost of long- and short-term investments is $84,204,549; the aggregate gross unrealized appreciation is $1,484,078 and the aggregate gross unrealized depreciation is $10,328,702, resulting in net unrealized depreciation on long- and short-term investments of $8,844,624.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2000, the Fund's custody fee was reduced by $5,800 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                AVERAGE DAILY MANAGED ASSETS                  % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the six months ended September 30, 2000, the Adviser voluntarily waived approximately $78,400 of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 2000, the Fund recognized expenses of approximately $18,500 representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2000, the Fund recognized expenses of approximately $41,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $39,168,302, $55,404,601 and $6,526,203 for Classes A, B and C, respectively. For the six months ended September 30, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................    193,715    $  1,964,624
  Class B.................................................    374,242       3,819,877
  Class C.................................................    330,054       3,359,376
                                                            ---------    ------------
Total Sales...............................................    898,011    $  9,143,877
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     91,436    $    923,935
  Class B.................................................     73,987         748,737
  Class C.................................................     11,699         118,421
                                                            ---------    ------------
Total Dividend Reinvestment...............................    177,122    $  1,791,093
                                                            =========    ============
Repurchases:
  Class A.................................................   (568,400)   $ (5,758,369)
  Class B.................................................   (788,516)     (7,997,076)
  Class C.................................................   (116,302)     (1,182,155)
                                                            ---------    ------------
Total Repurchases.........................................  1,473,218    $(14,937,600)
                                                            =========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

At March 31, 2000, capital aggregated $42,038,112, $58,833,063 and $4,230,561 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     533,112    $  5,646,285
  Class B.................................................     482,908       5,139,871
  Class C.................................................     105,631       1,121,008
                                                            ----------    ------------
Total Sales...............................................   1,121,651    $ 11,907,164
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     189,864    $  1,991,033
  Class B.................................................     180,422       1,899,204
  Class C.................................................      17,480         183,717
                                                            ----------    ------------
Total Dividend Reinvestment...............................     387,766    $  4,073,954
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,241,890)   $(13,070,612)
  Class B.................................................  (2,020,638)    (21,315,857)
  Class C.................................................    (160,607)     (1,699,003)
                                                            ----------    ------------
Total Repurchases.........................................  (3,423,135)   $(36,085,472)
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2000 and the year ended March 31, 2000, 67,990 and 203,892 Class B shares converted to Class A shares, respectively, and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2000 and year ended March 31, 2000, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,800, and CDSC on redeemed shares of approximately $68,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,688,797 and $54,993,980, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    There were no transactions in option contracts for the six months ended September 30, 2000.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    There were no transactions in futures contracts for the six months ended September 30, 2000.

C. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 2000 there were no open forward currency contracts.

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts.

E. INVERSE FLOATING SECURITY These instruments have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

F. INTEREST ONLY/PRINCIPAL ONLY SECURITIES A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. ASSET-BACKED SECURITIES

An Asset-Backed Security (ABS) is a security collateralized by assets such as installment loans, leases, mortgage loans, receivables or other kinds of assets that are issued independently of the originator.

8. BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000 (Unaudited)

9. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 2000, are payments retained by Van Kampen of approximately $171,400.

10. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    During the period, the Fund entered into a $45,000,000 revolving credit agreement which expired on May 31, 2000. Interest was charged under the agreement at a rate of .425% above the federal funds rate. An annual facility fee of .075% was charged on the maximum facility of this line of credit.

    During the period, the Fund entered into reverse repurchase agreements with Warburg Dillion Read LLC, under which the Fund would sell securities and agreed to repurchase them at a mutually agreed upon date and price.

    The average daily balance of bank borrowings and reverse repurchase agreements for the six months ended September 30, 2000, was approximately $6,703,000 with an average interest rate of 6.80%.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After
February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.